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                                                                   EXHIBIT 25.01

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) [ ]

                       -----------------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
               (Exact name of trustee as specified in its charter)

                                                         95-3571558
(State of incorporation                                  (I.R.S. employer
if not a U.S. national bank)                             identification no.)

700 South Flower Street
Suite 500
Los Angeles, California                                  90017
(Address of principal executive offices)                 (Zip code)

                       -----------------------------------

                                AMERUS GROUP CO.
               (Exact name of obligor as specified in its charter)

Iowa                                                     42-1458424
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

699 Walnut Street
Des Moines, Iowa                                         50309-3948
(Address of principal executive offices)                 (Zip code)

                       -----------------------------------

                       Junior Subordinated Debt Securities
                       (Title of the indenture securities)

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1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  Name                                       Address
----------------------------------------         -------------------------------
Comptroller of the Currency
United States Department of the Treasury         Washington, D.C. 20219

Federal Reserve Bank                             San Francisco, California 94105

Federal Deposit Insurance Corporation            Washington, D.C. 20429

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

16.   LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

      1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

      2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

      3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

      4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

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      6.    The consent of the trustee required by Section 321(b) of the Act.
            (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                    SIGNATURE

      Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 5th day of July, 2005.

                                               THE BANK OF NEW YORK TRUST
                                               COMPANY, N.A.

                                               By: /S/ R. ELLWANGER
                                                 -------------------------------
                                               Name: R. ELLWANGER
                                               Title: ASSISTANT VICE PRESIDENT

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